UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Investment Company Act file number: 811-08659

The Henssler Funds Inc.

(Exact name of registrant as specified in charter)

3735 Cherokee Street, Kennesaw, Georgia 30144

(Address of principal executive offices) (Zip code)

Gene W. Henssler, 3735 Cherokee Street, Kennesaw, Georgia 30144

(Name and Address of Agent for Service)

With copy to:

Paul Hastings LLP

1170 Peachtree Street, N.E., Suite 100

Atlanta, Georgia 30309

Registrant’s Telephone Number, including Area Code: (800) 936-3863

Date of fiscal year end: April 30

Date of reporting period: May 1, 2014 - October 31, 2014

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

OCTOBER 31, 2014

THE HENSSLER EQUITY FUND

3735 CHEROKEE STREET

KENNESAW, GEORGIA 30144

1-800-936-3863

WWW.HENSSLER.COM

TABLE OF CONTENTS
October 31, 2014

SHAREHOLDER LETTER
October 31, 2014 (Unaudited)

Dear Fellow Shareholders:

Thank you for investing in The Henssler Equity Fund (“The Fund”). The Henssler Equity Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

If you would like to obtain periodic information regarding The Fund, we encourage you to visit our website at www.henssler.com. You may review The Henssler Equity Fund link as often as you like, as we update information regularly. Each quarter, our website provide details on our top 10 holdings, industry allocation and other statistics. The website also provides media appearance information and links to articles featuring commentary and insight from The Fund’s management team.

The Henssler Equity Fund is more than 16 years old since we started on June 10, 1998. On behalf of our board of directors and management team, we thank many of you who invested in The Fund from its very beginning. We will continue to focus our best efforts on The Henssler Equity Fund.

Yours very truly,

The Henssler Equity Fund Investment Committee

Gene W. Henssler, Ph.D.

Theodore L. Parrish, CFA 1

William G. Lako, Jr., CFP® 2

Scott L. Keller, CFA 1

Troy L. Harmon, CFA 1

This report is intended for shareholders of The Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus that contains important information including risks, investment objectives, charges and expenses. The Fund’s prospectus is available, without charge, upon request by calling toll-free 1-800-936-3863. Please read and consider this information carefully before you invest or send money.

[1]	CFA Institute mark is a trademark owned by the CFA Institute.

[2]

Certified Financial Planner Board of Standards Inc. owns the certification mark CFP® , Certified Financial Planner™ and CFP (with flame logo) ® in the U.S., which it awards to individuals who successfully complete CFP Board’s initial and ongoing certification requirements.

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	1

MANAGEMENT’S DISCUSSION ON FUND PERFORMANCE
October 31, 2014 (Unaudited)

The S&P 500 Index® is having an above-average year through the end of October. If the 2014 trend holds, this market index would end the year about 3% higher than the 10.5% long-term average, at approximately 13.3%. In a long-winded manner, that means the S&P 500 is up about 11% year-to-date through October 31, 2014.

Just a month ago, many would not have believed the financial markets would be sitting where they are now as we experienced the largest single decline in values since mid-2011. However, the decline was short-lived and the 8.4% rebound was quick enough to erase the event from the minds of many investors. At month end, the market is near the all-time high once again.

We believe the only clear catalyst for the decline was the fear that Ebola would spread in the United States. Otherwise, domestic economic conditions have been indicative of future growth, which are always a positive for financial markets. The cause of the rebound is likely due to the decline in Ebola-related news events since mid-October, which corresponds the market’s turn to the positive.

Speaking of domestic economic news, initial third quarter GDP growth measured at 3.55% and has been expanded to 3.9% in the second measurement. Growth at this level is sure to fuel concern over inflation at some point, but the Federal Reserve has not acted on the news yet, meaning interest rates remain at historic lows.

For more than five years, fixed-income investors have bemoaned the lack of return on bond coupons, but this has been to the benefit of equities as cost of capital has been unusually low. Corporate profits recently measured at 22% higher than their most recent peak in 2006 and seem to be climbing. In turn, profits have finally been seen spurring capital spending, which has further increased GDP. Meanwhile, Europe and emerging markets continue to show economic weakness. All things considered, we believe The Henssler Equity Fund is well positioned for the current conditions.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

(1)	The S&P 500® Index by Standard and Poor’s Corp. is unmanaged, capitalization-weighted index comprising of 500 issues listed on various exchanges.

2	WWW.HENSSLER.COM

MANAGEMENT’S DISCUSSION ON FUND PERFORMANCE
October 31, 2014 (Unaudited)

Performance of Hypothetical $10,000 Initial Investment

For the Period June 10, 1998 (inception of fund) to October 31, 2014

The graph assumes an initial $10,000 investment at June 10, 1998. All dividends and distributions are reinvested.

Average Annual Total Return

As of October 31, 2014

	One Year	Five Year	Ten Year	Since Inception	Investment Value Assuming $10,000 Investment at June 10, 1998(1)	Total Expense Ratio(3)

The Henssler Equity Fund – Investor Class	13.10%	13.63%	7.23%	6.34%	$27,400.22	1.34%

The S&P 500® Index	17.27%	16.69%	8.20%	5.63%	$24,553.73

	One Month	One Year	Three Year	Since Inception	Investment Value Assuming $1,000,000 Investment at June 15, 2011(2)	Total Expense Ratio(3)

The Henssler Equity Fund – Institutional Class	2.17%	13.64%	16.63%	14.57%	$1,583,005	0.84%

The S&P 500® Index	2.44%	17.27%	19.77%	17.30%	$1,714,454

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	3

MANAGEMENT’S DISCUSSION ON FUND PERFORMANCE
October 31, 2014 (Unaudited)

(1)	The Henssler Equity Fund – Investor Class began operation on June 10, 1998.
(2)	The Henssler Equity Fund – Institutional Class began operation on June 15, 2011.
(3)

The Fund’s total expense ratio as of October 31, 2014. In The Fund’s prospectus dated August 28, 2014, the total expense ratio is 1.31% and 0.81%, for the Investor Class and Institutional Class respectively. The Fund bears a pro rata share of the fees and expenses of the other funds in which each fund invests (“Acquired Funds”). The operating expenses in the prospectus may not correlate to the expense ratio in The Fund’s financial statements (or the financial highlights of this prospectus) because the financial statements include only the direct operating expenses incurred by The Fund, not the indirect costs of investing in the Acquired Funds.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The performance data quoted represents past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in The Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent-month end, please contact 1-800-936-3863.

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EXPENSES
October 31, 2014 (Unaudited)

As a shareholder of The Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in The Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2014 to October 31, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on The Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not The Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in The Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	5

EXPENSES
October 31, 2014 (Unaudited)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During period May 1, 2014 to October 31, 2014(1)	Expense Ratio
Investor
Actual Fund Return	$1,000.00	$1,067.20	$6.98	1.34%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%

Institutional
Actual Fund Return	$1,000.00	$1,069.40	$4.38	0.84%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%

(1)

Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

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TOP TEN HOLDINGS & ASSET ALLOCATION
October 31, 2014 (Unaudited)

Top Ten Holdings* (Percentage of Total Net Assets)

Wells Fargo & Co.	3.28%
BB&T Corp.	3.18%
iShares® U.S. Financial Services ETF	3.06%
The Bank of Nova Scotia	2.92%
Aflac, Inc.	2.66%
Apple, Inc.	2.46%
QUALCOMM, Inc.	2.39%
Materials Select Sector SPDR® Fund	2.30%
Microsoft Corp.	2.29%
NetApp, Inc.	2.23%

26.77%

Asset Allocation* (Percentage of Total Net Assets)

Information Technology	19.89%
Health Care	14.35%
Consumer Staples	12.94%
Financials	12.04%
Industrials	10.36%
Exchange-Traded Funds	10.30%
Consumer Discretionary	10.06%
Energy	9.38%
Net Cash & Cash Equivalents	0.68%

100.00%

*	These allocations may not reflect the current or future position of The Fund.

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	7

SCHEDULE OF INVESTMENTS
October 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS - 89.02%

Consumer Discretionary - 10.06%
Auto Components - 1.61%
Johnson Controls, Inc.	16,466	$778,019
Magna International, Inc.	6,817	672,906

		1,450,925

Hotels, Restaurants & Leisure - 1.37%
McDonald’s Corp.	4,588	430,033
Starbucks Corp.	10,653	804,941

		1,234,974

Household Durables - 0.92%
Whirlpool Corp.	4,800	825,840

Media - 2.41%
Comcast Corp. - Class A	13,500	747,225
Scripps Networks Interactive, Inc. - Class A	8,000	617,920
Walt Disney Co.	8,796	803,778

		2,168,923

Multiline Retail - 0.82%
Dollar General Corp.(1)	11,750	736,372

Specialty Retail - 2.54%
Advance Auto Parts, Inc.	5,936	872,355
Bed Bath & Beyond, Inc.(1)	9,424	634,612
PetSmart, Inc.	10,800	781,380

		2,288,347

Textiles, Apparel & Luxury Goods - 0.39%
Fossil Group, Inc.(1)	3,500	355,810

Total Consumer Discretionary		9,061,191

Consumer Staples - 12.94%
Beverages - 3.62%
Diageo PLC - Sponsored ADR	13,245	1,562,513
PepsiCo, Inc.	17,695	1,701,728

		3,264,241

Food & Staples Retailing - 3.85%
CVS Health Corp.	21,290	1,826,895
Wal-Mart Stores, Inc.	21,518	1,641,178

		3,468,073

Household Products - 1.75%
Church & Dwight Co., Inc.	21,800	1,578,538

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SCHEDULE OF INVESTMENTS
October 31, 2014 (Unaudited)

	Shares	Value
Tobacco - 3.72%
Altria Group, Inc.	33,251	$1,607,353
Lorillard, Inc.	28,363	1,744,325

		3,351,678

Total Consumer Staples		11,662,530

Energy - 9.38%
Oil, Gas & Consumable Fuels - 9.38%
Exxon Mobil Corp.	18,178	1,757,994
Kinder Morgan, Inc.	45,000	1,741,500
Marathon Oil Corp.	44,800	1,585,920
Occidental Petroleum Corp.	19,500	1,734,135
Suncor Energy, Inc.	46,000	1,634,840

		8,454,389

Total Energy		8,454,389

Financials - 12.04%
Commercial Banks - 9.38%
BB&T Corp.	75,642	2,865,319
The Bank of Nova Scotia	42,967	2,633,877
Wells Fargo & Co.	55,595	2,951,539

		8,450,735

Insurance - 2.66%
Aflac, Inc.	40,072	2,393,500

Total Financials		10,844,235

Health Care - 14.35%
Biotechnology - 1.69%
Celgene Corp.(1)	14,238	1,524,747

Health Care Equipment & Supplies - 4.86%
Baxter International, Inc.	18,500	1,297,590
Edwards Lifesciences Corp.(1)	13,700	1,656,604
ResMed, Inc.	27,200	1,420,384

		4,374,578

Health Care Providers & Services - 6.71%
Aetna, Inc.	17,615	1,453,414
Express Scripts Holding Co.(1)	20,150	1,547,923
McKesson Corp.	7,244	1,473,502
WellPoint, Inc.	12,400	1,570,956

		6,045,795

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	9

SCHEDULE OF INVESTMENTS
October 31, 2014 (Unaudited)

	Shares	Value
Life Sciences Tools & Services - 1.09%
Covance, Inc.(1)	12,300	$982,770

Total Health Care		12,927,890

Industrials - 10.36%
Aerospace & Defense - 1.38%
Boeing Co.	9,944	1,242,105

Air Freight & Logistics - 1.51%
United Parcel Service, Inc. - Class B	12,937	1,357,221

Construction & Engineering - 0.31%
Jacobs Engineering Group, Inc.(1)	5,900	279,955

Industrial Conglomerates - 1.21%
General Electric Co.	42,285	1,091,376

Machinery - 1.29%
Dover Corp.	14,675	1,165,782

Professional Services - 2.95%
Equifax, Inc.	16,950	1,283,793
Robert Half International, Inc.	25,155	1,377,991

		2,661,784

Road & Rail - 1.71%
CSX Corp.	43,150	1,537,434

Total Industrials		9,335,657

Information Technology - 19.89%
Communications Equipment - 2.39%
QUALCOMM, Inc.	27,408	2,151,802

Computers & Peripherals - 6.83%
Apple, Inc.	20,550	2,219,400
EMC Corp.	67,051	1,926,375
NetApp, Inc.	47,000	2,011,600

		6,157,375

Internet Software & Services - 2.21%
Baidu, Inc. - Sponsored ADR(1)	8,339	1,991,103

IT Services - 1.97%
Teradata Corp.(1)	42,000	1,777,440

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SCHEDULE OF INVESTMENTS
October 31, 2014 (Unaudited)

	Shares	Value
Semiconductors & Semiconductor Equipment - 2.15%
Applied Materials, Inc.	87,500	$1,932,875

Software - 4.34%
Microsoft Corp.	43,920	2,062,044
Oracle Corp.	47,352	1,849,096

		3,911,140

Total Information Technology		17,921,735

TOTAL COMMON STOCKS (COST $57,010,373)		80,207,627

EXCHANGE-TRADED FUNDS - 10.30%
Energy Select Sector SPDR® Fund	17,000	1,486,140
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	6,400	529,024
Industrial Select Sector SPDR® Fund	20,400	1,126,488
iShares® U.S. Financial Services ETF	31,100	2,756,238
Materials Select Sector SPDR® Fund	42,833	2,073,117
SPDR® S&P® International Technology Sector ETF	41,800	1,309,176

		9,280,183

TOTAL EXCHANGE-TRADED FUNDS (COST $8,025,267)		9,280,183

SHORT-TERM INVESTMENTS - 0.77%
Federated Prime Cash Obligations Fund - Institutional Shares, 7-day Yield 0.03%	691,257	691,257

TOTAL SHORT-TERM INVESTMENTS (COST $691,257)		691,257

TOTAL INVESTMENTS (100.09%) (COST $65,726,897)		90,179,067

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.09%)		(78,362)

NET ASSETS (100.00%)		$90,100,705

(1)	Non-income producing security.

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	11

SCHEDULE OF INVESTMENTS
October 31, 2014 (Unaudited)

Common Abbreviations:

ADR - American Depositary Receipt.

ETF - Exchange Traded Fund.

PLC - Public Limited Company.

S&P - Standard and Poor’s.

SPDR - Standard & Poor’s 500 Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS & LIABILITIES
October 31, 2014 (Unaudited)

ASSETS:
Investments, at value (Cost $65,726,897)	$90,179,067
Receivables:
Fund shares sold	12,101
Dividends	40,640
Prepaid and other assets	16,180

Total Assets	90,247,988

LIABILITIES:
Payables:
Fund shares redeemed	36,921
Operating service fees due to adviser	45,891
Advisory fees due to adviser	36,866
Officers’ fees	18,623
Directors’ fees	8,982

Total Liabilities	147,283

Net Assets	$90,100,705

NET ASSETS CONSIST OF:
Common Stock	$589
Paid-in capital	34,493,015
Accumulated undistributed net investment income	477,945
Accumulated undistributed net realized gain on investments	30,676,986
Net unrealized appreciation on investments	24,452,170

Net Assets	$90,100,705

Investor Class:
Net Asset Value, offering and redemption price per share	$15.25
Net Assets	$76,055,630
Shares of common stock outstanding of $0.0001 value per share, 100,000,000 shares authorized (Note 1)	4,988,126

Institutional Class:
Net Asset Value, offering and redemption price per share	$15.56
Net Assets	$14,045,075
Shares of common stock outstanding of $0.0001 value per share, 100,000,000 shares authorized (Note 1)	902,411

The accompanying notes are an integral part of these financial statements.

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	13

STATEMENT OF OPERATIONS
For the Six Months Ended October 31, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $18,973)	$900,135

Total Investment Income	900,135

EXPENSES:
Operating service fees
Investor Class	291,450
Institutional Class	13,723
Advisory fees	242,486
Chief compliance officer compensation fees	38,778
Insurance fees	12,059
Directors’ fees	18,324

Total Expenses	616,820

Net Investment Income	283,315

Realized and Unrealized Gain on Investments:
Net realized gain on investments	2,068,925
Net change in unrealized appreciation on investments	4,123,052

Net realized and unrealized gain on investments	6,191,977

Net Increase in Net Assets Resulting from Operations	$6,475,292

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014
FROM OPERATIONS:
Net investment income	$283,315	$1,002,674
Net realized gain on investments	2,068,925	46,658,165
Net change in unrealized appreciation/(depreciation) on investments	4,123,052	(20,929,830)
Net Increase in Net Assets From Operations	6,475,292	26,731,009

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	–	(924,720)
Institutional Class	–	(148,344)
From net realized gains on investments
Investor Class	–	(25,100,372)
Institutional Class	–	(2,899,203)
Total Distributions	–	(29,072,639)

CAPITAL SHARE TRANSACTIONS (Note 3):
Investor Class
Shares sold	2,433,135	10,175,776
Shares issued in reinvestment of distributions	–	25,011,521
Cost of shares redeemed	(16,654,944)	(100,576,484)
Net decrease from share transactions	(14,221,809)	(65,289,187)

Institutional Class
Shares sold	430,960	5,681,909
Shares issued in reinvestment of distributions	–	3,047,547
Cost of shares redeemed	(431,412)	(28,124,851)
Net decrease from share transactions	(452)	(19,395,395)

Net Decrease in Net Assets From Capital Share Transactions	(14,222,261)	(84,784,582)

Net Decrease in Net Assets	(7,746,969)	(87,126,212)

NET ASSETS:
Beginning of period	97,847,674	184,973,886
End of period*	$90,100,705	$97,847,674

*Includes Accumulated Undistributed Net Investment Income of:	$477,945	$194,630

The accompanying notes are an integral part of these financial statements.

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	15

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Investor Class

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010

PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Period	$14.29	$15.03	$15.73	$15.59	$13.90	$10.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.04	0.11	0.14	0.12	0.08	0.07
Net realized and unrealized gain on investments	0.92	3.24	1.00	0.14	1.67	3.77

Total Income from Investment Operations	0.96	3.35	1.14	0.26	1.75	3.84

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	(0.15)	(0.23)	(0.12)	(0.06)	(0.08)
From net realized gains on investments	–	(3.94)	(1.61)	(0.00)(2)	–	–

Total Distributions	–	(4.09)	(1.84)	(0.12)	(0.06)	(0.08)

Net Asset Value - End of Period	$15.25	$14.29	$15.03	$15.73	$15.59	$13.90

Total Return	6.72%(3)	22.83%	8.47%	1.76%	12.65%	37.98%

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

	Investor Class
	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$76,056	$84,719	$152,663	$163,713	$190,748	$155,688
Ratios of expenses to average net assets	1.34%(4)	1.30%	1.27%	1.27%	1.27%	1.28%
Ratio of net investment income to average net assets	0.52%(4)	0.68%	0.96%	0.83%	0.59%	0.61%
Portfolio turnover rate	7%(3)(5)	48%(5)	106%(5)	43%(5)	24%	15%

(1)	Per share amounts calculated based on the average daily shares outstanding during the period.
(2)	Less than $(0.005) per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated at The Fund level.

The	accompanying notes are an integral part of these financial statements.

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	17

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Institutional Class
	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period June 15, 2011 (Inception) to April 30, 2012
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Period	$14.55	$15.22	$15.86	$14.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.08	0.20	0.22	0.18
Net realized and unrealized gain on investments	0.93	3.27	1.03	1.24
Total Income from Investment Operations	1.01	3.47	1.25	1.42

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	(0.20)	(0.28)	(0.07)
From net realized gains on investments	–	(3.94)	(1.61)	(0.00)(2)
Total Distributions	–	(4.14)	(1.89)	(0.07)
Net Asset Value - End of Period	$15.56	$14.55	$15.22	$15.86

Total Return	6.94%(3)	23.43%	9.16%	9.86%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$14,045	$13,129	$32,311	$44,752
Ratios of expenses to average net assets	0.84%(4)	0.80%	0.77%	0.77%(4)
Ratio of net investment income to average net assets	1.00%(4)	1.26%	1.46%	1.35%(4)
Portfolio turnover rate(5)	7%(3)	48%	106%	43%(3)

(1)	Per share amounts calculated based on the average daily shares outstanding during the period.
(2)	Less than $(0.005) per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated at The Fund level.

The accompanying notes are an integral part of these financial statements.

18	WWW.HENSSLER.COM

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2014 (Unaudited)

1. ORGANIZATION

The Henssler Funds, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on February 12, 1998, and consists solely of The Henssler Equity Fund (“The Fund”). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has an authorized capital of 500,000,000 shares, classified as shares of common stock with a par value of $0.0001 per share; 100,000,000 shares of which have been classified as shares of common stock of The Fund. The Fund offers Investor Class and Institutional Class shares. The Fund’s investment strategy is to seek growth of capital.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by The Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Each Fund is considered an investment company for financial reporting purposes under GAAP.

Accounting Estimates — In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation — Equity securities including common stocks and exchange-traded funds that are listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price and are classified as Level 1 of the fair value hierarchy. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at that investment company’s net asset value per share and are classified as Level 1 of the hierarchy. Valuations of variable and fixed-income securities supplied by independent pricing services approved by The Fund’s Board of Directors (the “Board”) are classified as Level 2 of the hierarchy. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board and would be classified as Level 2 or 3 within the hierarchy, depending on the inputs used. Securities with maturities of sixty (60) days or less are valued at amortized cost as Level 1 or 2 within the hierarchy. See Fair Value Measurements and Disclosures section in the notes for additional information used to value The Fund’s investments.

Federal Income Taxes — For federal income tax purposes, The Fund currently qualifies, and intends to remain qualified, as a Regulated Investment Company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its investment company

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	19

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2014 (Unaudited)

taxable net income including realized gain, not offset by capital loss carry forwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended October 31, 2014, The Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, The Fund did not incur any interest or penalties. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders — Distributions from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Other — Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to The Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with The Fund’s understanding of the applicable country’s tax rules and rates.

Expenses that are specific to a class of shares of The Fund are charged directly to the share class. The Fund’s realized and unrealized gains and losses, net investment income, and expenses other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Fair Value Measurements — A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of The Fund’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

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NOTES TO THE FINANCIAL STATEMENTS
October 31, 2014 (Unaudited)

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including The Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value The Fund’s investments as of October 31, 2014:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$80,207,627	$–	$–	$80,207,627
Exchange-Traded Funds	9,280,183	–	–	9,280,183
Short-Term Investments	691,257	–	–	691,257
TOTAL	$90,179,067	$–	$–	$90,179,067

*	See Schedule of Investments for industry classification.

It is The Fund’s policy to consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

There were no transfers into or out of Levels 1 and 2 during the six months ended October 31, 2014.

For the six months ended October 31, 2014, The Fund did not have significant unobservable inputs (Level 3) used in determining fair value.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of The Fund were as follows:

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014
Investor Class:
Shares Sold	164,198	676,176
Shares Issued in Reinvestment of Distributions	–	1,787,814
Less Shares Redeemed	(1,103,809)	(6,690,881)
Net Decrease in Shares	(939,611)	(4,226,891)

Institutional Class:
Shares Sold	28,632	364,025
Shares Issued in Reinvestment of Distributions	–	214,314
Less Shares Redeemed	(28,418)	(1,799,583)
Net Increase/(Decrease) in Shares	214	(1,221,244)

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	21

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2014 (Unaudited)

4. FEDERAL INCOME TAXES AND DISTRIBUTIONS

Unrealized Appreciation and Depreciation on Investments (Tax Basis)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at October 31, 2014 were as follows:

Gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$25,110,122
Gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(673,969)
Net Unrealized Appreciation	$24,436,153

Tax Cost of Investments	$65,742,914

The differences between book and tax net unrealized appreciation are primarily attributable to wash sale loss deferrals.

Classifications of Distributions

Net investment income/(loss) and net realized capital gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized capital gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized capital gain was recorded by The Fund.

The tax character of the distributions paid by The Fund for the fiscal year ended April 30, 2014 were as follows:

Distributions Paid From:	2014	2014
Ordinary Income	$–	$9,416,959
Long-Term Capital Gain	–	19,655,680
Total	$–	$29,072,639

5. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Henssler Asset Management, LLC (the “Adviser”) to provide investment management services to The Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to The Fund’s daily net assets. The amounts of expenses paid to the Adviser are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

The Fund has entered into an Operating Service Agreement (the “Servicing Agreement”) with the Adviser to provide or arrange for day-to-day operational services to The Fund. Under the Servicing Agreement, the Adviser provides all of The Fund’s day-to-day operational services, excluding cost of brokerage, interest, taxes, litigation, independent directors’ fees and expenses, independent directors’ legal fees, premiums for directors’ liability insurance covering The Fund’s independent

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NOTES TO THE FINANCIAL STATEMENTS
October 31, 2014 (Unaudited)

directors, The Fund’s allocable share of the salary and related costs for The Fund’s chief compliance officer, and extraordinary expenses. The Fund’s independent directors are each paid an annual fee of $12,000 per year, together with such directors’ actual out-of-pocket expenses associated with attendance at meetings. The annual fees are payable in four equal quarterly installments and are paid as of each quarterly meeting of the Board of Directors of The Fund. Pursuant to the Servicing Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% for the Investor Class and 0.20% for the Institutional Class as applied to The Classes’ daily net assets. The amounts of expenses paid to the Adviser as Operating Services Fees are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

The Fund and the Adviser have entered into a Fund Accounting and Administration Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to The Fund including, but not limited to administrative, bookkeeping and pricing services.

The Fund and the Adviser have entered into a Transfer Agency and Service Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to The Fund including, but not limited to transfer agent, dividend disbursing and record keeping services.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. to provide distribution services to The Fund. ALPS Distributors, Inc. serves as underwriter/distributor of shares of The Fund.

Certain directors and officers of The Fund are directors and officers of the Adviser.

6. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, excluding short-term investments and U.S. government obligations, by The Fund for the six months ended October 31, 2014, were as follows:

Purchases	$6,915,238
Sales	$20,790,372

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of The Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2014, the following entities owned beneficially 25% or greater of The Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Class	Name	Percentage

Investor	Charles Schwab & Co.	37.83%
Investor	Taynik & Co.	25.77%
Institutional	Benefit Trust Company	75.41%

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	23

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2014 (Unaudited)

8. INDEMNIFICATIONS

Under The Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to The Fund. Additionally, in the normal course of business, The Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against The Fund that have not yet occurred.

24	WWW.HENSSLER.COM

ADDITIONAL INFORMATION
October 31, 2014 (Unaudited)

1. N-Q DISCLOSURE

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For The Fund this would be for the fiscal quarters ending July 31st and January 31st. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

2. PROXY PROCEDURES

The Company has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio votes proxies related to securities held by the Portfolio. A description of the Company’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Company toll-free at 1-800-936-3863 and (ii) on the SEC’s website at www.sec.gov. In addition, The Fund will be required to file a Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Company’s Form N-PX will be available (i) without charge, upon request, by calling the Company toll-free at 1-800-936-3863 and (ii) on the SEC’s website at www.sec.gov.

3. DIRECTORS AND OFFICERS

The business affairs of The Fund are managed under the direction of The Fund’s Board of Directors in accordance with the laws of the State of Maryland. Information pertaining to the Directors and Officers of The Fund is included in the Company’s Annual Report for the fiscal year ended April 30, 2013. Directors who are not deemed to be “interested persons” of The Fund, as defined in the 1940 Act, are referred to as “Independent Directors.” The Fund’s Statement of Additional Information includes additional information about The Fund’s Board of Directors and is available, without charge, upon request by calling toll-free 1-800-936-3863.

4. REVIEW AND APPROVAL OF CONTINUANCE OF ADVISORY, OPERATING

    SERVICES AND DISTRIBUTION AGREEMENTS

The Independent Directors of The Fund met on June 13, 2014, to review the Advisory Agreement and various information requested from and provided by the Adviser. The Board then discussed the factors considered by the Independent Directors including, without limitation, the following:

(i)

The nature, extent and quality of the services provided by the Adviser. In this regard, the Board reviewed in detail the nature, extent and quality of services provided by the Adviser under the Advisory and Operating Services Agreements. The Board noted that these services include, among other things, furnishing a continuous investment program for The Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of The Fund. The Board considered that the Adviser provides or arranges for the provision of, transfer agency, custody, fund administration and accounting, and other

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	25

ADDITIONAL INFORMATION
October 31, 2014 (Unaudited)

non-distribution services necessary for The Fund’s operation. The Board also considered the Adviser’s operational capabilities and resources, and its experience in serving as investment adviser to The Fund. In particular, the Board considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser, including those individuals responsible for portfolio management. The Board also considered that the Adviser provides, at its own expense, office facilities and equipment for use by The Fund and supervisory personnel responsible for supervising and monitoring The Fund’s service providers. The Board also considered that the Adviser pays for the compensation of officers of The Fund who are also officers or employees of the Adviser, except as may otherwise be determined by the Board.

(ii)

The investment performance of The Fund and Adviser. The Board reviewed the performance of The Fund in comparison to The Fund’s peer group as classified by Morningstar as of April 30, 2014. The Board also considered the consistency of the Adviser’s management of The Fund with The Fund’s investment objective and policies and the long-term performance of The Fund. The Board discussed that the performance on The Fund is currently below other comparable funds in the same category and usually performs better during a down market. However, the Board determined that the Adviser has not changed its strategy for The Fund and made investment decisions that were in line with the stated objectives and goals of The Fund.

(iii)

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with The Fund. In this regard, the Board considered the Adviser’s staffing, personnel and methods of operating; the financial condition and resources of the Adviser and the level of commitment to The Fund and the Adviser by the principals of the Adviser; the asset levels of The Fund, and the overall actual expenses of The Fund relative to the fees received by the Adviser under both the Advisory and Operating Agreements. The Board compared the fees and expenses of The Fund to other funds in its peer group in terms of the type of fund, the style of investment management and the nature of the investment strategy and markets invested in, among other factors. The Board also discussed the overall profitability of the Adviser in managing The Fund, and took into consideration the direct and indirect benefits to the Adviser from advising The Fund. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by The Fund were fair and reasonable. The Board also concluded that the Adviser’s profit from managing The Fund would likely not be excessive and, after discussing relevant financial information, the Adviser would have adequate capitalization and/or would maintain adequate profit levels to support The Fund.

(iv)

The extent to which economies of scale would be realized as The Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of The Fund’s investors. In this regard, the Board considered The Fund’s fee arrangements with the Adviser, The Fund’s fee arrangements with other service providers and whether economies of scale would be realized by The Fund at higher asset levels. The Board also assessed whether certain costs would increase if asset levels rise. The Board determined that with the history of The Fund since inception, and in consideration of an

26	WWW.HENSSLER.COM

ADDITIONAL INFORMATION
October 31, 2014 (Unaudited)

operating service arrangement in which the Adviser is responsible for Fund operating expenses, The Fund’s fee arrangement with the Adviser continues to benefit The Fund’s investors, and it would be premature to consider potential changes, if any, to the fee structure.

Having considered (1) the nature, extent and quality of the services to be provided and the investment performance of The Fund and the portfolio manager, (2) the investment performance of The Fund and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with The Fund, (4) the extent to which economies of scale will be realized as The Fund grows and whether fee levels reflect those economies of scale, as discussed more fully above. The Directors, the majority of whom are Independent Directors under the 1940 Act, concluded it was appropriate to renew the investment advisory agreements.

SEMI-ANNUAL REPORT | OCTOBER 31, 2014	27

ADVISER

Henssler Asset Management, LLC

3735 Cherokee Street

Kennesaw, Georgia 30144

DISTRIBUTOR

ALPS Distributors Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN

Fifth Third Bank, N.A.

38 Fountain Square Plaza

Cincinnati, Ohio 45263

TRANSFER, RECEPTION,

AND DIVIDEND DISBURSING AGENT

ALPS Fund Services Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Ave.

Suite 800

Cleveland, Ohio 44115

LEGAL COUNSEL

Paul Hastings LLP

1170 Peachtree Street, N.E.

Suite 100

Atlanta, Georgia 30309

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Henssler Funds Inc.

By:	/s/ Gene W. Henssler
(Principal Executive Officer)
President

Date:	January 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Henssler Funds Inc.

By:	/s/ Gene W. Henssler
Gene W. Henssler (Principal Executive Officer)
President

Date:	January 5, 2015

By:	/s/ Patricia T. Hennsler
(Principal Financial Officer)

Date:	January 5, 2015